Intangible assets	12 Months Ended
Mar. 31, 2020
Intangible assets
Intangible assets

5.Intangible assets

	At March 31,
	2020	2019	2018
Landing rights	€M	€M	€M

Balance at April 1	146.4	46.8	46.8
Acquisition through business combination	—	99.6	—
Balance at March 31	146.4	146.4	46.8

Landing slots were acquired with the acquisition of Buzz Stansted Limited in April 2003 and Lauda in fiscal year 2019.

As these landing slots have no expiry date and are expected to be used in perpetuity, they are considered to be of indefinite life and accordingly are not amortized. The Company also considers that there has been no impairment of the value of these rights to date. The recoverable amount of these rights has been determined on a value-in-use basis, using discounted cash-flow projections for a twenty year period for each route that has an individual landing right. The calculation of value-in-use is most sensitive to the operating margin and discount rate assumptions. Operating margins are based on the existing margins generated from these routes and adjusted for any known trading conditions, including an estimate of the impact of the travel restrictions imposed by Covid-19 at the reporting date. The trading environment is subject to both regulatory and competitive pressures that can have a material effect on the operating performance of the business. Foreseeable events, however, are unlikely to result in a change of projections of a significant nature so as to result in the landing rights’ carrying amounts exceeding their recoverable amounts. These projections have been discounted based on the estimated discount rate applicable to the asset of 9% for 2020, 6% for 2019 and 6% for 2018.